                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 12, 1998 included in Integrated Electrical Services, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1998, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Houston, Texas
February 3, 1999